Exhibit 99.2

Investor Supplement
First Quarter 2021
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 34.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
First Quarter 2021

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
For Period Ended
Earned Premiums	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4
Net Investment Income	103.1	102.7	92.1	67.8	85.6
Change in Value of Alternative Energy Partnership Investments	(15.4)	—	—	—	—
Other Income	1.5	1.9	0.9	1.5	90.3
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	52.2	73.1	45.2	71.6	(117.8)
Net Investment Gains (Loss)	9.8	0.4	9.0	4.7	4.5
Total Revenues	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0

Net Income	$123.2	$97.5	$122.3	$126.1	$64.0
Adjusted Consolidated Net Operating Income (Loss) [1]	$87.2	$105.8	$90.9	$79.2	$162.9

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$1.88	$1.49	$1.87	$1.93	$0.96
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.33	$1.62	$1.39	$1.21	$2.45
Diluted:
Net Income	$1.85	$1.46	$1.83	$1.91	$0.95
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.31	$1.59	$1.36	$1.20	$2.43

Dividends Paid to Shareholders Per Share	$0.31	$0.30	$0.30	$0.30	$0.30

At Period End
Total Assets	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Insurance Reserves	$5,541.1	$5,510.0	$5,461.5	$5,375.0	$5,442.4
Debt	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Shareholders’ Equity Excluding Goodwill[1,2]	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Common Shares Issued and Outstanding (In Millions)	65.016	65.436	65.406	65.282	65.365
Book Value Per Share[2]	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1,2]	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$42.87	$41.65	$39.60	$38.07	$36.49
Debt to Total Capitalization[2]	20.6%	20.4%	21.2%	15.7%	17.1%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	11.1%	9.8%	10.8%	11.4%	11.8%

[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Revenues:
Earned Premiums	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4
Net Investment Income	103.1	102.7	92.1	67.8	85.6
Change in Value of Alternative Energy Partnership Investments	(15.4)	—	—	—	—
Other Income	1.5	1.9	0.9	1.5	90.3
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	52.2	73.1	45.2	71.6	(117.8)
Net Realized Gains on Sales of Investments	13.8	(0.1)	10.0	11.7	16.5
Impairment Losses	(4.0)	0.5	(1.0)	(7.0)	(12.0)
Total Revenues	1,352.0	1,392.1	1,353.7	1,230.9	1,229.0
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	889.5	863.4	877.5	747.5	835.2
Insurance Expenses	283.7	279.3	276.9	272.7	271.6
Interest and Other Expenses	57.2	128.8	47.2	51.0	44.5
Total Expenses	1,230.4	1,271.5	1,201.6	1,071.2	1,151.3
Income before Income Taxes	121.6	120.6	152.1	159.7	77.7
Income Tax Benefit (Expense)	1.6	(23.1)	(29.8)	(33.6)	(13.7)
Net Income	$123.2	$97.5	$122.3	$126.1	$64.0
Income Per Unrestricted Share:
Basic	$1.88	$1.49	$1.87	$1.93	$0.96
Diluted	$1.85	$1.46	$1.83	$1.91	$0.95
Net Income Per Unrestricted Share:
Basic	$1.88	$1.49	$1.87	$1.93	$0.96
Diluted	$1.85	$1.46	$1.83	$1.91	$0.95
Dividends Paid to Shareholders Per Share	$0.31	$0.30	$0.30	$0.30	$0.30
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	65.425	65.414	65.363	65.258	66.516

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Assets:
Investments:
Fixed Maturities at Fair Value	$7,479.4	$7,605.9	$7,504.8	$7,480.4	$6,998.5
Equity Securities at Fair Value	897.4	858.5	788.2	783.3	709.8
Equity Securities at Modified Cost	36.0	40.1	48.4	48.1	44.8
Equity Method Limited Liability Investments	219.2	204.0	206.2	209.9	226.3
Alternative Energy Partnerships	54.4	21.3	—	—	—
Convertible Securities at Fair Value	42.6	39.9	36.3	35.0	32.8
Short-term Investments at Cost which Approximates Fair Value	196.9	875.4	628.8	154.2	166.7
Other Investments	896.8	779.0	762.8	757.5	760.2
Total Investments	9,822.7	10,424.1	9,975.5	9,468.4	8,939.1
Cash	547.4	206.1	352.2	389.3	301.3
Receivables from Policyholders	1,260.9	1,194.5	1,249.3	1,165.3	1,219.1
Other Receivables	225.4	222.4	214.0	207.1	207.8
Deferred Policy Acquisition Costs	611.7	589.3	578.2	560.8	551.5
Goodwill	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0
Current Income Tax Assets	65.6	15.6	33.1	3.5	17.8
Other Assets	556.0	575.9	574.1	581.0	581.7
Total Assets	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,541.6	$3,527.5	$3,511.5	$3,497.7	$3,500.8
Property and Casualty	1,999.5	1,982.5	1,950.0	1,877.3	1,941.6
Total Insurance Reserves	5,541.1	5,510.0	5,461.5	5,375.0	5,442.4
Unearned Premiums	1,713.0	1,615.1	1,681.6	1,642.6	1,621.4
Policyholder Contract Liabilities	466.5	467.0	503.7	520.3	430.5
Deferred Income Tax Liabilities	227.6	285.7	245.5	226.8	116.0
Accrued Expenses and Other Liabilities	793.8	727.9	677.6	759.1	783.1
Long-term Debt, Current and Non-current, at Amortized Cost	1,122.6	1,172.8	1,173.0	777.7	778.1
Total Liabilities	9,864.6	9,778.5	9,742.9	9,301.5	9,171.5
Shareholders’ Equity:
Common Stock	6.5	6.5	6.5	6.5	6.5
Paid-in Capital	1,802.1	1,805.2	1,798.5	1,792.5	1,788.2
Retained Earnings	2,140.0	2,071.2	1,993.5	1,891.6	1,791.2
Accumulated Other Comprehensive Income	390.5	680.5	549.0	497.3	174.9
Total Shareholders’ Equity	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Liabilities and Shareholders’ Equity	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
	Mar 31, 2021	Mar 31, 2020
Cash Flows from Operating Activities:
Net Income	$123.2	$64.0
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(13.8)	(16.5)
Impairment Losses	4.0	12.0
Depreciation and Amortization of Property, Equipment and Software	11.1	8.0
Amortization of Intangibles Assets Acquired	3.2	4.7
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(18.1)	(0.7)
(Income) Loss from Alternative Energy Partnership Investments	15.4	—
Decrease (Increase) in Value of Equity and Convertible Securities at Fair Value	(52.2)	117.8
Changes in:
Receivables from Policyholders	(66.7)	(94.3)
Reinsurance Recoverables	5.0	9.8
Deferred Policy Acquisition Costs	(21.3)	(13.8)
Insurance Reserves	29.8	(29.4)
Unearned Premiums	97.9	75.9
Income Taxes	(37.3)	14.7
Other	60.4	(89.9)
Net Cash Provided by Operating Activities	140.6	62.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
Net Cash Provided by Operating Activities (Carryforward from page 6)	$140.6	$62.3
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	291.2	225.5
Proceeds from the Sales of Investments:
Equity Securities	27.3	372.1
Real Estate Investments	—	1.9
Mortgage Loans	12.8	8.5
Other Investments	7.0	4.0
Purchases of Investments:
Fixed Maturities	(503.2)	(393.9)
Equity Securities	(12.5)	(290.0)
Real Estate Investments	(0.2)	(0.1)
Corporate-owned Life Insurance	(100.0)	(100.0)
Mortgage Loans	(33.7)	(4.6)
Other Investments	(50.1)	(9.2)
Net Purchases of Short-term Investments	677.4	301.8
Acquisition of Software and Long-lived Assets	(9.2)	(20.1)
Other	4.9	(1.9)
Net Cash Provided (Used In) by Investing Activities	311.7	94.0
Cash Flows from Financing Activities:
Repayment of Long-Term Debt	(50.0)	—
Proceeds from Policyholder Contract Liabilities	60.7	156.6
Repayment of Policyholder Contract Liabilities	(61.5)	(36.2)
Proceeds from Shares Issued under Employee Stock Purchase Plan	1.2	1.0
Common Stock Repurchases	(42.1)	(95.9)
Dividends and Dividend Equivalents Paid	(21.0)	(20.0)
Other	1.7	2.7
Net Cash Provided by Financing Activities	(111.0)	8.2
Increase in Cash	341.3	164.5
Cash, Beginning of Year	206.1	136.8
Cash, End of Period	$547.4	$301.3

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Book Value Per Share
Numerator
Shareholders’ Equity	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Goodwill[1]	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Shareholders’ Equity	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Net Unrealized Gains on Fixed Maturities	(438.0)	(724.0)	(643.7)	(588.6)	(261.6)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,901.1	$3,839.4	$3,703.8	$3,599.3	$3,499.2
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill1	$2,787.1	$2,725.4	$2,589.8	$2,485.3	$2,385.2
Denominator
Common Shares Issued and Outstanding	65.016	65.436	65.406	65.282	65.365
Book Value Per Share	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1]	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$42.87	$41.65	$39.60	$38.07	$36.49
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$469.1	$409.9	$437.1	$443.8	$439.8
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$4,239.7	$4,166.4	$4,032.5	$3,899.8	$3,726.2
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	11.1%	9.8%	10.8%	11.4%	11.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$3,125.7	$3,052.4	$2,918.5	$2,785.8	$2,612.7
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	15.0%	13.4%	15.0%	15.9%	16.8%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,708.5	$3,636.0	$3,554.7	$3,477.1	$3,372.9
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	12.6%	11.3%	12.3%	12.8%	13.0%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,594.5	$2,522.0	$2,440.7	$2,363.1	$2,259.4
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	18.1%	16.3%	17.9%	18.8%	19.5%
[1] Non-GAAP financial measure. See definitions beginning on page 34.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Debt and Total Capitalization
Debt	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Capitalization	$5,461.7	$5,736.2	$5,520.5	$4,965.6	$4,538.9
Ratio of Debt to Shareholders’ Equity	25.9%	25.7%	27.0%	18.6%	20.7%
Ratio of Debt to Total Capitalization	20.6%	20.4%	21.2%	15.7%	17.1%

Parent Company Liquidity
Kemper Holding Company Cash and Investments[1]	$607.1	$733.2	$738.7	$270.5	$199.1
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0
Parent Company Liquidity	$1,007.1	$1,133.2	$1,138.7	$670.5	$599.1

Capital Returned to Shareholders
Cash Dividends Paid	$21.0	$19.7	$19.7	$19.7	$20.0
[1] Includes Kemper's direct non-insurance subsidiaries

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Kemper Corporation:
Term Loan due July 5, 2023	—	49.9	49.9	49.9	49.9
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	277.9	278.3	278.7	279.1	279.6
4.350% Senior Notes due February 15, 2025	448.9	448.8	448.8	448.7	448.6
2.400% Senior Notes due September 30, 2030	395.8	395.8	395.6	—	—
Long-term Debt Outstanding	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$407.5	$407.8	$444.1	$454.3	$364.2
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	BBB	Baa3	BBB	BBB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A	A3	A	A
United Insurance Company of America	A	A3	A-	A-
Reserve National Insurance Company	A	NR	NR	NR
Infinity Insurance Company	A	A3	A	NR

NR - Not Rated

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$785.4	$796.1	$792.2	$689.8	$753.2
Commercial Automobile	92.2	86.3	79.2	69.2	69.3
Total Specialty Property & Casualty Insurance Earned Premiums	877.6	882.4	871.4	759.0	822.5
Net Investment Income	35.0	37.9	30.5	16.9	28.8
Change in Value of Alternative Energy Partnership Investments	(7.3)	—	—	—	—
Other Income	0.9	0.4	0.4	0.1	0.9
Total Specialty Property & Casualty Insurance Revenues	906.2	920.7	902.3	776.0	852.2
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	103.0	107.1	110.6	99.1	114.9
Homeowners	50.8	53.3	55.0	55.6	56.8
Other Personal	8.4	8.8	8.9	8.9	9.2
Total Preferred Property & Casualty Insurance Earned Premiums	162.2	169.2	174.5	163.6	180.9
Net Investment Income	15.9	13.4	10.3	4.3	9.7
Change in Value of Alternative Energy Partnership Investments	(4.1)	—	—	—	—
Other Income	—	—	—	0.1	—
Total Preferred Property & Casualty Insurance Revenues	174.0	182.6	184.8	168.0	190.6
Life & Health Insurance:
Earned Premiums:
Life	98.1	96.5	96.3	95.7	97.2
Accident and Health	47.4	50.2	48.9	50.8	49.4
Property	15.5	15.7	15.4	16.2	16.4
Total Life & Health Insurance Earned Premiums	161.0	162.4	160.6	162.7	163.0
Net Investment Income	51.1	52.8	50.7	44.3	51.0
Change in Value of Alternative Energy Partnership Investments	(4.0)	—	—	—	—
Other Income	0.1	—	—	0.5	0.1
Total Life & Health Insurance Revenues	208.2	215.2	211.3	207.5	214.1
Total Segment Revenues	1,288.4	1,318.5	1,298.4	1,151.5	1,256.9
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	52.2	73.1	45.2	71.6	(117.8)
Net Realized Gains on Sales of Investments	13.8	(0.1)	10.0	11.7	16.5
Impairment Losses	(4.0)	0.5	(1.0)	(7.0)	(12.0)
Other	1.6	0.1	1.1	3.1	85.4
Total Revenues	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Segment Operating Income (Loss):
Specialty Property & Casualty Insurance	$85.2	$111.5	$149.9	$84.5	$75.0
Preferred Property & Casualty Insurance	3.0	19.8	(41.8)	0.8	23.0
Life & Health Insurance	(0.8)	9.6	15.2	19.9	26.5
Total Segment Operating Income (Loss)	87.4	140.9	123.3	105.2	124.5
Partial Satisfaction of Judgment	—	—	—	—	89.4
Other	(11.5)	(9.7)	(11.0)	(4.7)	(11.1)
Corporate and Other Operating Income (Loss)	(11.5)	(9.7)	(11.0)	(4.7)	78.3
Total Operating Income (Loss)	75.9	131.2	112.3	100.5	202.8
Income From:
Change in Fair Value of Equity and Convertible Securities	52.2	73.1	45.2	71.6	(117.8)
Net Realized Gains on Sales of Investments	13.8	(0.1)	10.0	11.7	16.5
Impairment Losses	(4.0)	0.5	(1.0)	(7.0)	(12.0)
Acquisition Related Transaction, Integration and Other Costs	(16.3)	(20.0)	(14.4)	(17.1)	(11.8)
Debt Extinguishment, Pension and Other Charges	—	(64.1)	—	—	—
Income before Income Taxes	$121.6	$120.6	$152.1	$159.7	$77.7
Segment Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$80.1	$91.1	$119.2	$67.5	$60.1
Preferred Property & Casualty Insurance	9.6	16.9	(32.7)	0.9	18.4
Life & Health Insurance	7.3	9.4	12.2	16.1	22.3
Total Segment Net Operating Income (Loss)	97.0	117.4	98.7	84.5	100.8
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	—	—	—	70.6
Other	(9.8)	(11.6)	(7.8)	(5.3)	(8.5)
Corporate and Other Net Operating Income (Loss)	(9.8)	(11.6)	(7.8)	(5.3)	62.1
Adjusted Consolidated Net Operating Income (Loss)	87.2	105.8	90.9	79.2	162.9
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	41.2	57.8	35.7	56.6	(93.1)
Net Realized Gains on Sales of Investments	10.9	(0.1)	7.9	9.3	13.0
Impairment Losses	(3.2)	0.4	(0.8)	(5.5)	(9.5)
Acquisition Related Transaction, Integration and Other Costs	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)
Debt Extinguishment, Pension and Other Charges	—	(50.6)	—	—	—
Net Income	$123.2	$97.5	$122.3	$126.1	$64.0

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended March 31, 2021
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	9	$1.7	11	$8.9	8	$1.9	12	$11.4
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	1	15.1	—	—	1	16.2
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	9	$1.7	12	$24.0	8	$1.9	13	$27.6

Three Months Ended March 31, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	4	$0.2	7	$4.8	6	$0.8	9	$5.8
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	4	$0.2	7	$4.8	6	$0.8	9	$5.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	March 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$972.0	$829.2	$914.2	$780.9	$911.2

Total Specialty P&C
Specialty Personal Automobile	785.4	796.1	792.2	689.8	753.2
Commercial Automobile	92.2	86.3	79.2	69.2	69.3
Earned Premium	$877.6	$882.4	$871.4	$759.0	$822.5
Net Investment Income	35.0	37.9	30.5	16.9	28.8
Change in Value of Alternative Energy Partnership Investments	(7.3)	—	—	—	—
Other Income	0.9	0.4	0.4	0.1	0.9
Total Revenues	906.2	920.7	902.3	776.0	852.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	650.0	626.2	589.0	515.8	619.8
Catastrophe Losses and LAE	1.7	5.5	2.1	4.5	0.2
Prior Years:
Non-catastrophe Losses and LAE	(1.4)	(1.7)	1.9	9.6	5.3
Catastrophe Losses and LAE	0.4	0.1	(0.1)	—	0.2
Total Incurred Losses and LAE	650.7	630.1	592.9	529.9	625.5
Insurance Expenses	170.3	179.1	159.5	161.2	152.1
Other Expenses	—	—	—	0.4	(0.4)
Operating Income (Loss)	85.2	111.5	149.9	84.5	75.0
Income Tax Benefit (Expense)	(5.1)	(20.4)	(30.7)	(17.0)	(14.9)
Segment Net Operating Income (Loss)	$80.1	$91.1	$119.2	$67.5	$60.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	71.0%	67.6%	67.9%	75.4%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	0.2	0.6	—
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.2)	0.2	1.3	0.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Total Incurred Loss and LAE Ratio	74.1	71.4	68.0	69.8	76.0
Insurance Expense Ratio	19.4	20.3	18.3	21.2	18.5
Combined Ratio	93.5%	91.7%	86.3%	91.0%	94.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	71.0%	67.6%	67.9%	75.4%
Insurance Expense Ratio	19.4	20.3	18.3	21.2	18.5
Underlying Combined Ratio	93.5%	91.3%	85.9%	89.1%	93.9%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	93.5%	91.7%	86.3%	91.0%	94.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	0.2	0.6	—
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	(0.2)	0.2	1.3	0.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Underlying Combined Ratio	93.5%	91.3%	85.9%	89.1%	93.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Non-Standard Automobile	$1,304.7	$1,308.3	$1,271.9	$1,252.6	$1,326.3
Commercial Automobile	257.2	236.5	223.0	221.0	215.1
Insurance Reserves	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$799.7	$744.6	$718.8	$667.9	$716.0
Incurred but Not Reported	614.1	653.6	631.8	660.8	679.1
Total Loss Reserves	1,413.8	1,398.2	1,350.6	1,328.7	1,395.1
Unallocated LAE Reserves	148.1	146.6	144.3	144.9	146.3
Insurance Reserves	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$861.5	$736.3	$819.4	$700.5	$830.3

Earned Premiums	$785.4	$796.1	$792.2	$689.8	$753.2
Net Investment Income	29.1	32.4	26.2	15.2	24.8
Change in Value of Alternative Energy Partnership Investments	(5.8)	—	—	—	—
Other Income	0.9	0.4	0.4	0.1	0.8
Total Revenues	809.6	828.9	818.8	705.1	778.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	586.4	569.1	543.4	472.4	576.0
Catastrophe Losses and LAE	1.6	5.2	2.0	4.2	0.2
Prior Years:
Non-catastrophe Losses and LAE	(4.4)	(3.1)	2.1	11.2	17.8
Catastrophe Losses and LAE	0.4	—	(0.1)	0.1	0.2
Total Incurred Losses and LAE	584.0	571.2	547.4	487.9	594.2
Insurance Expenses	155.3	162.8	145.6	146.7	139.2
Other Expenses	—	—	—	0.4	(0.4)
Operating Income (Loss)	70.3	94.9	125.8	70.1	45.8
Income Benefit (Expense)	(4.6)	(17.5)	(25.7)	(14.2)	(8.8)
Total Product Line Net Operating Income (Loss)	$65.7	$77.4	$100.1	$55.9	$37.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.7%	71.4%	68.5%	68.5%	76.5%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.7	0.3	0.6	—
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	(0.4)	0.3	1.6	2.4
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	—
Total Incurred Loss and LAE Ratio	74.4	71.7	69.1	70.7	78.9
Insurance Expense Ratio	19.8	20.4	18.4	21.3	18.5
Combined Ratio	94.2%	92.1%	87.5%	92.0%	97.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.7%	71.4%	68.5%	68.5%	76.5%
Insurance Expense Ratio	19.8	20.4	18.4	21.3	18.5
Underlying Combined Ratio	94.5%	91.8%	86.9%	89.8%	95.0%
Non-GAAP Measure Reconciliation
Combined Ratio	94.2%	92.1%	87.5%	92.0%	97.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.7	0.3	0.6	—
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	(0.4)	0.3	1.6	2.4
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	—
Underlying Combined Ratio	94.5%	91.8%	86.9%	89.8%	95.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$110.5	$92.9	$94.8	$80.4	$80.9

Earned Premiums	$92.2	$86.3	$79.2	$69.2	$69.3
Net Investment Income	5.9	5.5	4.3	1.7	4.0
Change in Value of Alternative Energy Partnership Investments	(1.5)	—	—	—	—
Other Income	—	—	—	—	0.1
Total Revenues	96.6	91.8	83.5	70.9	73.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	63.6	57.1	45.6	43.4	43.8
Catastrophe Losses and LAE	0.1	0.3	0.1	0.3	—
Prior Years:
Non-catastrophe Losses and LAE	3.0	1.4	(0.2)	(1.6)	(12.5)
Catastrophe Losses and LAE	—	0.1	—	(0.1)	—
Total Incurred Losses and LAE	66.7	58.9	45.5	42.0	31.3
Insurance Expenses	15.0	16.3	13.9	14.5	12.9
Other Expenses	—	—	—	—	—
Operating Income (Loss)	14.9	16.6	24.1	14.4	29.2
Income Tax Benefit (Expense)	(0.5)	(2.9)	(5.0)	(2.8)	(6.1)
Total Product Line Net Operating Income (Loss)	$14.4	$13.7	$19.1	$11.6	$23.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.9%	66.3%	57.6%	62.7%	63.2%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.3	0.1	0.4	—
Prior Years Non-catastrophe Losses and LAE Ratio	3.3	1.6	(0.3)	(2.3)	(18.0)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	—
Total Incurred Loss and LAE Ratio	72.3	68.3	57.4	60.7	45.2
Insurance Expense Ratio	16.3	18.9	17.6	21.0	18.6
Combined Ratio	88.6%	87.2%	75.0%	81.7%	63.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.9%	66.3%	57.6%	62.7%	63.2%
Insurance Expense Ratio	16.3	18.9	17.6	21.0	18.6
Underlying Combined Ratio	85.2%	85.2%	75.2%	83.7%	81.8%
Non-GAAP Measure Reconciliation
Combined Ratio	88.6%	87.2%	75.0%	81.7%	63.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.3	0.1	0.4	—
Prior Years Non-catastrophe Losses and LAE Ratio	3.3	1.6	(0.3)	(2.3)	(18.0)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	—
Underlying Combined Ratio	85.2%	85.2%	75.2%	83.7%	81.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$154.4	$155.2	$172.2	$161.5	$164.1

Earned Premiums	$162.2	$169.2	$174.5	$163.6	$180.9
Net Investment Income	15.9	13.4	10.3	4.3	9.7
Change in Value of Alternative Energy Partnership Investments	(4.1)	—	—	—	—
Other Income	—	—	—	0.1	—
Total Revenues	174.0	182.6	184.8	168.0	190.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	96.2	107.1	102.8	82.5	108.5
Catastrophe Losses and LAE	24.0	(5.3)	61.9	20.6	4.8
Prior Years:
Non-catastrophe Losses and LAE	0.1	9.5	6.3	8.2	(3.3)
Catastrophe Losses and LAE	(0.3)	0.1	0.1	0.4	(1.1)
Total Incurred Losses and LAE	120.0	111.4	171.1	111.7	108.9
Insurance Expenses	51.0	51.4	55.5	55.5	58.7
Other Expenses	—	—	—	—	—
Operating Income (Loss)	3.0	19.8	(41.8)	0.8	23.0
Income Tax Benefit (Expense)	6.6	(2.9)	9.1	0.1	(4.6)
Segment Net Operating Income (Loss)	$9.6	$16.9	$(32.7)	$0.9	$18.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	59.3%	63.2%	58.9%	50.5%	59.9%
Current Year Catastrophe Losses and LAE Ratio	14.8	(3.1)	35.5	12.6	2.7
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	5.6	3.6	5.0	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	0.1	0.1	0.2	(0.6)
Total Incurred Loss and LAE Ratio	74.0	65.8	98.1	68.3	60.2
Insurance Expense Ratio	31.4	30.4	31.8	33.9	32.4
Combined Ratio	105.4%	96.2%	129.9%	102.2%	92.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	59.3%	63.2%	58.9%	50.5%	59.9%
Insurance Expense Ratio	31.4	30.4	31.8	33.9	32.4
Underlying Combined Ratio	90.7%	93.6%	90.7%	84.4%	92.3%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	105.4%	96.2%	129.9%	102.2%	92.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	14.8	(3.1)	35.5	12.6	2.7
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	5.6	3.6	5.0	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	0.1	0.1	0.2	(0.6)
Underlying Combined Ratio	90.7%	93.6%	90.7%	84.4%	92.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Preferred Automobile	$275.9	$281.3	$265.2	$252.8	$254.8
Homeowners	107.6	104.0	137.9	99.5	90.8
Other Personal	30.7	26.3	25.5	25.7	28.8
Insurance Reserves	$414.2	$411.6	$428.6	$378.0	$374.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$282.0	$262.2	$266.8	$230.7	$231.1
Incurred but Not Reported	105.6	122.0	134.2	119.6	115.1
Total Loss Reserves	387.6	384.2	401.0	350.3	346.2
Unallocated LAE Reserves	26.6	27.4	27.6	27.7	28.2
Insurance Reserves	$414.2	$411.6	$428.6	$378.0	$374.4

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$100.4	$98.8	$107.2	$95.6	$105.9

Earned Premiums	$103.0	$107.1	$110.6	$99.1	$114.9
Net Investment Income	7.3	7.9	6.1	2.5	5.8
Change in Value of Alternative Energy Partnership Investments	(1.9)	—	—	—	—
Other Income	—	—	—	0.1	—
Total Revenues	108.4	115.0	116.7	101.7	120.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	67.8	78.0	72.2	53.8	75.9
Catastrophe Losses and LAE	0.6	0.4	1.8	2.0	0.2
Prior Years:
Non-catastrophe Losses and LAE	1.2	9.9	5.9	9.7	2.2
Catastrophe Losses and LAE	0.1	(0.4)	(0.2)	(0.3)	(0.1)
Total Incurred Losses and LAE	69.7	87.9	79.7	65.2	78.2
Insurance Expenses	32.8	32.3	34.7	34.0	36.1
Operating Income (Loss)	5.9	(5.2)	2.3	2.5	6.4
Income Tax Benefit (Expense)	2.1	1.9	(0.3)	(0.4)	(1.2)
Total Product Line Net Operating Income (Loss)	$8.0	$(3.3)	$2.0	$2.1	$5.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	72.9%	65.4%	54.3%	66.1%
Current Year Catastrophe Losses and LAE Ratio	0.6	0.4	1.6	2.0	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	9.2	5.3	9.8	1.9
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.4)	(0.2)	(0.3)	(0.1)
Total Incurred Loss and LAE Ratio	67.7	82.1	72.1	65.8	68.1
Insurance Expense Ratio	31.8	30.2	31.4	34.3	31.4
Combined Ratio	99.5%	112.3%	103.5%	100.1%	99.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	72.9%	65.4%	54.3%	66.1%
Insurance Expense Ratio	31.8	30.2	31.4	34.3	31.4
Underlying Combined Ratio	97.6%	103.1%	96.8%	88.6%	97.5%
Non-GAAP Measure Reconciliation
Combined Ratio	99.5%	112.3%	103.5%	100.1%	99.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.6	0.4	1.6	2.0	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	9.2	5.3	9.8	1.9
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.4)	(0.2)	(0.3)	(0.1)
Underlying Combined Ratio	97.6%	103.1%	96.8%	88.6%	97.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$54.0	$56.4	$65.0	$65.9	$58.2

Earned Premiums	$59.2	$62.1	$63.9	$64.5	$66.0
Net Investment Income	8.6	5.5	4.2	1.8	3.9
Change in Value of Alternative Energy Partnership Investments	(2.2)	—	—	—	—
Total Revenues	65.6	67.6	68.1	66.3	69.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	28.4	29.1	30.6	28.7	32.6
Catastrophe Losses and LAE	23.4	(5.7)	60.1	18.6	4.6
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(0.4)	0.4	(1.5)	(5.5)
Catastrophe Losses and LAE	(0.4)	0.5	0.3	0.7	(1.0)
Total Incurred Losses and LAE	50.3	23.5	91.4	46.5	30.7
Insurance Expenses	18.2	19.1	20.8	21.5	22.6
Operating Income (Loss)	(2.9)	25.0	(44.1)	(1.7)	16.6
Income Tax Benefit (Expense)	4.5	(4.8)	9.4	0.5	(3.4)
Total Product Line Net Operating Income (Loss)	$1.6	$20.2	$(34.7)	$(1.2)	$13.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.1%	46.8%	47.8%	44.5%	49.3%
Current Year Catastrophe Losses and LAE Ratio	39.5	(9.2)	94.1	28.8	7.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.9)	(0.6)	0.6	(2.3)	(8.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	0.8	0.5	1.1	(1.5)
Total Incurred Loss and LAE Ratio	85.0	37.8	143.0	72.1	46.5
Insurance Expense Ratio	30.7	30.8	32.6	33.3	34.2
Combined Ratio	115.7%	68.6%	175.6%	105.4%	80.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.1%	46.8%	47.8%	44.5%	49.3%
Insurance Expense Ratio	30.7	30.8	32.6	33.3	34.2
Underlying Combined Ratio	78.8%	77.6%	80.4%	77.8%	83.5%
Non-GAAP Measure Reconciliation
Combined Ratio	115.7%	68.6%	175.6%	105.4%	80.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	39.5	(9.2)	94.1	28.8	7.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.9)	(0.6)	0.6	(2.3)	(8.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	0.8	0.5	1.1	(1.5)
Underlying Combined Ratio	78.8%	77.6%	80.4%	77.8%	83.5%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$46.1	$48.3	$55.7	$57.2	$49.9

Earned Premiums	$50.8	$53.3	$55.0	$55.6	$56.8
Net Investment Income	7.8	5.0	3.8	1.6	3.6
Change in Value of Alternative Energy Partnership Investments	(2.0)	—	—	—	—
Total Revenues	56.6	58.3	58.8	57.2	60.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	24.2	26.5	28.1	25.4	28.7
Catastrophe Losses and LAE	22.0	(10.1)	58.6	18.2	4.5
Prior Years:
Non-catastrophe Losses and LAE	(2.5)	0.3	2.0	(0.8)	(4.3)
Catastrophe Losses and LAE	(0.1)	0.6	0.2	0.6	(0.7)
Total Incurred Losses and LAE	43.6	17.3	88.9	43.4	28.2
Insurance Expenses	15.7	16.6	18.2	18.6	19.5
Operating Income (Loss)	(2.7)	24.4	(48.3)	(4.8)	12.7
Income Tax Benefit (Expense)	4.1	(4.7)	10.3	1.1	(2.6)
Total Product Line Net Operating Income (Loss)	$1.4	$19.7	$(38.0)	$(3.7)	$10.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	47.6%	49.7%	51.1%	45.7%	50.5%
Current Year Catastrophe Losses and LAE Ratio	43.3	(18.9)	106.5	32.7	7.9
Prior Years Non-catastrophe Losses and LAE Ratio	(4.9)	0.6	3.6	(1.4)	(7.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	1.1	0.4	1.1	(1.2)
Total Incurred Loss and LAE Ratio	85.8	32.5	161.6	78.1	49.6
Insurance Expense Ratio	30.9	31.1	33.1	33.5	34.3
Combined Ratio	116.7%	63.6%	194.7%	111.6%	83.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	47.6%	49.7%	51.1%	45.7%	50.5%
Insurance Expense Ratio	30.9	31.1	33.1	33.5	34.3
Underlying Combined Ratio	78.5%	80.8%	84.2%	79.2%	84.8%
Non-GAAP Measure Reconciliation
Combined Ratio	116.7%	63.6%	194.7%	111.6%	83.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	43.3	(18.9)	106.5	32.7	7.9
Prior Years Non-catastrophe Losses and LAE Ratio	(4.9)	0.6	3.6	(1.4)	(7.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	1.1	0.4	1.1	(1.2)
Underlying Combined Ratio	78.5%	80.8%	84.2%	79.2%	84.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Net Premiums Written	$7.9	$8.1	$9.3	$8.7	$8.3

Earned Premiums	$8.4	$8.8	$8.9	$8.9	$9.2
Net Investment Income	0.8	0.5	0.4	0.2	0.3
Change in Value of Alternative Energy Partnership Investments	(0.2)	—	—	—	—
Total Revenues	9.0	9.3	9.3	9.1	9.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.2	2.6	2.5	3.3	3.9
Catastrophe Losses and LAE	1.4	4.4	1.5	0.4	0.1
Prior Years:
Non-catastrophe Losses and LAE	1.4	(0.7)	(1.6)	(0.7)	(1.2)
Catastrophe Losses and LAE	(0.3)	(0.1)	0.1	0.1	(0.3)
Total Incurred Losses and LAE	6.7	6.2	2.5	3.1	2.5
Insurance Expenses	2.5	2.5	2.6	2.9	3.1
Operating Income (Loss)	(0.2)	0.6	4.2	3.1	3.9
Income Tax Benefit (Expense)	0.4	(0.1)	(0.9)	(0.6)	(0.8)
Total Product Line Net Operating Income (Loss)	$0.2	$0.5	$3.3	$2.5	$3.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	50.0%	29.6%	28.1%	37.1%	42.4%
Current Year Catastrophe Losses and LAE Ratio	16.7	50.0	16.9	4.5	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	16.7	(8.0)	(18.0)	(7.9)	(13.0)
Prior Years Catastrophe Losses and LAE Ratio	(3.6)	(1.1)	1.1	1.1	(3.3)
Total Incurred Loss and LAE Ratio	79.8	70.5	28.1	34.8	27.2
Insurance Expense Ratio	29.8	28.4	29.2	32.6	33.7
Combined Ratio	109.6%	98.9%	57.3%	67.4%	60.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	50.0%	29.6%	28.1%	37.1%	42.4%
Insurance Expense Ratio	29.8	28.4	29.2	32.6	33.7
Underlying Combined Ratio	79.8%	58.0%	57.3%	69.7%	76.1%
Non-GAAP Measure Reconciliation
Combined Ratio	109.6%	98.9%	57.3%	67.4%	60.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	16.7	50.0	16.9	4.5	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	16.7	(8.0)	(18.0)	(7.9)	(13.0)
Prior Years Catastrophe Losses and LAE Ratio	(3.6)	(1.1)	1.1	1.1	(3.3)
Underlying Combined Ratio	79.8%	58.0%	57.3%	69.7%	76.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Earned Premiums	$161.0	$162.4	$160.6	$162.7	$163.0
Net Investment Income	51.1	52.8	50.7	44.3	51.0
Change in Value of Alternative Energy Partnership Investments	(4.0)	—	—	—	—
Other Income	0.1	—	—	0.5	0.1
Total Revenues	208.2	215.2	211.3	207.5	214.1
Policyholders’ Benefits and Incurred Losses and LAE	118.7	121.8	113.6	105.9	100.7
Insurance Expenses	90.3	83.8	82.5	81.7	86.9
Operating Income (Loss)	(0.8)	9.6	15.2	19.9	26.5
Income Tax Benefit (Expense)	8.1	(0.2)	(3.0)	(3.8)	(4.2)
Segment Net Operating Income (Loss)	$7.3	$9.4	$12.2	$16.1	$22.3

	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Future Policyholder Benefits	$3,448.0	$3,440.5	$3,426.4	$3,407.0	$3,397.1
Incurred Losses and LAE Reserves:
Life	68.1	61.1	59.0	61.6	75.5
Accident and Health	25.5	25.9	26.1	29.1	28.2
Property	5.4	4.6	5.1	3.8	3.1
Total Incurred Losses and LAE Reserves	99.0	91.6	90.2	94.5	106.8
Insurance Reserves	$3,547.0	$3,532.1	$3,516.6	$3,501.5	$3,503.9

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Earned Premiums	$98.1	$96.5	$96.3	$95.7	$97.2
Net Investment Income	49.6	52.3	47.5	44.8	48.7
Change in Value of Alternative Energy Partnership Investments	(3.8)	—	—	—	—
Other Income	—	(0.1)	—	0.1	—
Total Revenues	143.9	148.7	143.8	140.6	145.9
Policyholders’ Benefits and Incurred Losses and LAE	87.9	$89.4	84.0	76.7	68.1
Insurance Expenses	58.0	52.9	54.7	50.9	60.3
Operating Income (Loss)	(2.0)	6.4	5.1	13.0	17.5
Income Tax Benefit (Expense)	8.0	0.3	(0.8)	(2.4)	(2.3)
Total Product Line Operating Income (Loss)	$6.0	$6.7	$4.3	$10.6	$15.2

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Earned Premiums	$47.4	$50.2	$48.9	$50.8	$49.4
Net Investment Income	1.0	0.3	3.1	(0.4)	2.0
Change in Value of Alternative Energy Partnership Investments	(0.1)	—	—	—	—
Other Income	0.1	0.1	—	0.4	0.1
Total Revenues	48.4	50.6	52.0	50.8	51.5
Policyholders’ Benefits and Incurred Losses and LAE	24.5	24.5	20.7	22.0	28.1
Insurance Expenses	24.4	25.1	22.1	24.6	20.1
Operating Income (Loss)	(0.5)	1.0	9.2	4.2	3.3
Income Tax Benefit (Expense)	0.2	—	(2.0)	(0.9)	(0.7)
Total Product Line Net Operating Income (Loss)	$(0.3)	$1.0	$7.2	$3.3	$2.6

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Results of Operations
Earned Premiums	$15.5	$15.7	$15.4	$16.2	$16.4
Net Investment Income	0.5	0.2	0.1	(0.1)	0.3
Change in Value of Alternative Energy Partnership Investments	(0.1)	—	—	—	—
Total Revenues	15.9	15.9	15.5	16.1	16.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.2	2.5	5.2	3.5	4.0
Catastrophe Losses and LAE	1.9	5.3	3.1	3.2	0.8
Prior Years:
Non-catastrophe Losses and LAE	0.7	0.1	0.4	0.3	(0.4)
Catastrophe Losses and LAE	0.5	—	0.2	0.2	0.1
Total Incurred Losses and LAE	6.3	7.9	8.9	7.2	4.5
Insurance Expenses	7.9	5.8	5.7	6.2	6.5
Operating Income (Loss)	1.7	2.2	0.9	2.7	5.7
Income Tax Benefit (Expense)	(0.1)	(0.5)	(0.2)	(0.5)	(1.2)
Total Product Line Net Operating Income (Loss)	$1.6	$1.7	$0.7	$2.2	$4.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	20.6%	15.9%	33.8%	21.5%	24.3%
Current Year Catastrophe Losses and LAE Ratio	12.3	33.8	20.1	19.8	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	4.5	0.6	2.6	1.9	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	3.2	—	1.3	1.2	0.6
Total Incurred Loss and LAE Ratio	40.6	50.3	57.8	44.4	27.4
Insurance Expense Ratio	51.0	36.9	37.0	38.3	39.6
Combined Ratio	91.6%	87.2%	94.8%	82.7%	67.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	20.6%	15.9%	33.8%	21.5%	24.3%
Insurance Expense Ratio	51.0	36.9	37.0	38.3	39.6
Underlying Combined Ratio	71.6%	52.8%	70.8%	59.8%	63.9%
Non-GAAP Measure Reconciliation
Combined Ratio	91.6%	87.2%	94.8%	82.7%	67.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	12.3	33.8	20.1	19.8	4.9
Prior Years Non-catastrophe Losses and LAE Ratio	4.5	0.6	2.6	1.9	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	3.2	—	1.3	1.2	0.6
Underlying Combined Ratio	71.6%	52.8%	70.8%	59.8%	63.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Expenses:
Commissions	$195.2	$183.3	$195.5	$178.2	$188.8
General Expenses	84.6	83.1	74.6	79.2	70.5
Premium Taxes	25.4	23.0	23.3	23.1	24.8
Total Costs Incurred	305.2	289.4	293.4	280.5	284.1
Net Policy Acquisition Costs Deferred	(22.4)	(11.1)	(17.4)	(9.3)	(13.8)
Amortization of Valuation of Business Acquired ("VOBA")	0.9	1.0	0.9	1.5	1.3
Insurance Expenses	283.7	279.3	276.9	272.7	271.6
Loss from Early Extinguishment of Debt	—	—	—	—	—
Interest and Other Expenses:
Interest Expense	11.1	11.3	8.3	8.9	7.5
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	16.3	20.0	14.4	17.1	11.8
Pension Settlement Expense	—	64.1	—	—	—
Other	29.8	33.4	24.5	25.0	25.2
Other Expenses	46.1	117.5	38.9	42.1	37.0
Interest and Other Expenses	57.2	128.8	47.2	51.0	44.5
Total Expenses	$340.9	$408.1	$324.1	$323.7	$316.1

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Net Investment Income
Interest on Fixed Income Securities	$69.0	$71.8	$72.7	$74.3	$71.0
Dividends on Equity Securities Excluding Alternative Investments	2.1	4.7	2.8	3.6	4.3
Alternative Investments:
Equity Method Limited Liability Investments	22.5	7.6	8.2	(12.7)	1.8
Limited Liability Investments Included in Equity Securities	4.5	14.8	2.4	1.1	3.8
Total Alternative Investments	27.0	22.4	10.6	(11.6)	5.6
Short-term Investments	1.2	1.3	2.3	0.3	1.6
Loans to Policyholders	5.5	5.5	5.5	5.5	5.6
Real Estate	2.4	2.5	2.3	2.3	2.5
Other	4.7	3.9	2.7	2.4	4.2
Total Investment Income	111.9	112.1	98.9	76.8	94.8
Investment Expenses:
Real Estate	2.1	2.3	1.2	2.7	2.6
Other Investment Expenses	6.7	7.1	5.6	6.3	6.6
Total Investment Expenses	8.8	9.4	6.8	9.0	9.2
Net Investment Income	$103.1	$102.7	$92.1	$67.8	$85.6
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$13.2	$1.9	$11.9	$10.9	$15.9
Losses on Sales	(1.1)	(4.4)	(1.9)	(0.5)	(1.1)
Equity Securities:
Gains on Sales	1.7	4.4	0.1	0.1	1.3
Losses on Sales	—	(1.7)	—	—	(0.2)
Equity Method Limited Liability Investments:
Losses on Sales	—	(0.3)	(0.1)	—	—
Real Estate:
Gains on Sales	—	—	—	1.2	0.6
Net Realized Gains on Sales of Investments	$13.8	$(0.1)	$10.0	$11.7	$16.5
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(3.2)	$1.3	$(1.0)	$(7.0)	$(10.0)
Equity Securities	(0.8)	(0.8)	—	—	(2.0)
Net Impairment Losses Recognized in Earnings	$(4.0)	$0.5	$(1.0)	$(7.0)	$(12.0)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$532.4	5.4%	$585.3	5.6%	$815.9	8.8%
States and Political Subdivisions	1,667.9	17.0	1,589.5	15.2	1,515.8	16.4
Foreign Governments	4.8	—	5.2	—	16.8	0.2
Corporate Securities:
Bonds and Notes	4,270.8	43.5	4,425.4	42.5	3,859.7	41.7
Redeemable Preferred Stocks	7.0	0.1	7.5	0.1	6.7	0.1
Collateralized Loan Obligations	782.9	8.0	767.7	7.4	618.2	6.7
Other Mortgage- and Asset-backed	213.6	2.2	225.3	2.2	89.0	1.0
Total Fixed Maturities Reported at Fair Value	7,479.4	76.2	7,605.9	73.0	6,922.1	74.7
Equity Securities Reported at Fair Value:
Preferred Stocks	54.6	0.6	59.1	0.6	59.2	0.6
Common Stocks	11.4	0.1	10.8	0.1	13.2	0.1
Other Equity Interests:
Exchange Traded Funds	522.4	5.3	496.6	4.8	586.8	6.3
Limited Liability Companies and Limited Partnerships	308.9	3.1	292.0	2.8	248.1	2.7
Total Equity Securities Reported at Fair Value	897.3	9.1	858.5	8.2	907.3	9.8
Equity Securities Reported at Modified Cost:
Preferred Stocks	8.1	0.1	8.1	0.1	9.1	0.1
Common Stocks	16.3	0.2	16.3	0.2	12.3	0.1
Limited Liability Companies and Limited Partnerships	11.6	0.1	15.7	0.2	20.5	0.2
Total Equity Securities Reported at Modified Cost	36.0	0.4	40.1	0.5	41.9	0.4
Convertible Securities at Fair Value	42.6	0.4	39.9	0.4	37.3	0.4
Equity Method Limited Liability Investments	219.2	2.2	204.0	2.0	220.4	2.4
Alternative Energy Partnership Investments	54.4	0.6	21.3	0.2	—	—
Short-term Investments at Cost which Approximates Fair Value	196.9	2.0	875.4	8.4	470.9	5.1
Other Investments:
Company Owned Life Insurance	429.5	4.4	327.4	3.1	217.0	2.3
Loans to Policyholders at Unpaid Principal	295.1	3.0	297.9	2.9	305.6	3.3
Real Estate at Depreciated Cost	98.0	1.0	98.7	0.9	111.4	1.2
Mortgage Loans	73.2	0.7	54.6	0.5	27.5	0.3
Other	1.0	—	0.4	—	—	—
Total Other Investments	896.8	9.1	779.0	7.4	661.5	7.1
Total Investments	$9,822.6	100.0%	$10,424.1	100.0%	$9,261.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,742.9	63.3%	$4,759.9	62.6%	$4,387.1	63.4%
BBB	2,286.7	30.6	2,355.6	31.0	2,044.1	29.5
BB, B	318.3	4.3	353.1	4.6	319.2	4.6
CCC or Lower	131.5	1.8	137.3	1.8	171.7	2.5
Total Investments in Fixed Maturities	$7,479.4	100.0%	$7,605.9	100.0%	$6,922.1	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.9		7.8		7.1
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021		Dec 31, 2020		Dec 31, 2019
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,911.7	19.5%	$1,916.3	18.4%	$1,522.8	16.4%
Manufacturing	1,575.3	16.0	1,633.5	15.7	1,356.4	14.6
Transportation, Communication and Utilities	775.5	7.9	825.5	7.9	650.2	7.0
Services	552.5	5.6	581.3	5.6	604.4	6.5
Mining	270.4	2.8	285.7	2.7	154.5	1.7
Retail Trade	176.6	1.8	172.6	1.7	183.3	2.0
Wholesale Trade	0.5	—	0.5	—	72.9	0.8
Agriculture, Forestry and Fishing	—	—	—	—	12.4	0.1
Other	11.8	0.1	10.5	0.1	16.6	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,274.3	53.7%	$5,425.9	52.1%	$4,573.5	49.3%

	Mar 31, 2021
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$136.1	1.4%
California	85.1	0.9
New York	83.5	0.9
Colorado	83.1	0.8
Michigan	75.5	0.8
Georgia	71.9	0.7
Louisiana	69.2	0.7
Pennsylvania	65.5	0.7
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	205.4	2.1
iShares® Core MSCI Total International Stock ETF	79.8	0.8
Total	$955.1	9.8%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at March 31, 2021.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Mar 31, 2021
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$10.0	$12.7	$113.3	$136.0	8.2%	1.4%
Georgia	8.1	6.2	57.5	71.8	4.3	0.7
Colorado	—	1.0	82.1	83.1	5.0	0.8
New York	6.4	8.9	68.2	83.5	5.0	0.9
Louisiana	37.1	5.3	26.8	69.2	4.1	0.7
Michigan	39.6	—	35.9	75.5	4.5	0.8
California	7.3	3.4	74.4	85.1	5.1	0.9
Pennsylvania	6.2	2.6	56.7	65.5	3.9	0.7
Massachusetts	4.1	1.5	45.1	50.7	3.0	0.5
Virginia	6.9	16.7	23.7	47.3	2.8	0.5
Florida	5.0	—	52.9	57.9	3.5	0.6
Minnesota	—	—	43.3	43.3	2.6	0.4
Washington	15.3	—	33.7	49.0	2.9	0.5
Oregon	34.1	—	11.6	45.7	2.7	0.5
Ohio	6.3	—	41.6	47.9	2.9	0.5
Utah	0.6	—	38.5	39.1	2.3	0.4
District of Columbia	4.6	—	29.4	34.0	2.0	0.3
South Carolina	—	1.8	17.3	19.1	1.1	0.2
New Mexico	—	—	34.6	34.6	2.1	0.4
Illinois	—	—	43.4	43.4	2.6	0.4
Indiana	—	—	30.7	30.7	1.8	0.3
Maryland	2.1	8.6	38.7	49.4	3.0	0.5
Hawaii	20.0	0.3	3.4	23.7	1.4	0.2
Alabama	—	—	10.4	10.4	0.6	0.1
Missouri	—	—	33.2	33.2	2.0	0.3
Tennessee	3.5	8.2	19.2	30.9	1.9	0.3
Arkansas	18.7	—	—	18.7	1.1	0.2
Kentucky	—	—	17.5	17.5	1.0	0.2
Mississippi	13.2	—	4.4	17.6	1.1	0.2
Arizona	—	0.8	20.0	20.8	1.2	0.2
Alaska	2.0	2.8	10.0	14.8	0.9	0.2
New Hampshire	4.3	0.4	12.0	16.7	1.0	0.2
Nebraska	—	7.8	12.9	20.7	1.2	0.2
Oklahoma	—	—	14.7	14.7	0.9	0.1
Wisconsin	—	7.3	6.1	13.4	0.8	0.1
North Dakota	—	—	12.8	12.8	0.8	0.1
New Jersey	—	—	11.4	11.4	0.7	0.1
Delaware	—	—	10.5	10.5	0.6	0.1
Connecticut	13.2	—	5.6	18.8	1.1	0.2
All Other States	0.1	8.2	91.2	99.5	6.0	1.0
Total	$268.7	$104.5	$1,294.7	$1,667.9	100.0%	17.0%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2021	Mar 31, 2021	Dec 31, 2020
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$58.8	$105.9	$102.5
Senior Debt	22.9	32.9	28.6
Distressed Debt	—	19.4	14.5
Secondary Transactions	12.8	12.4	11.2
Leveraged Buyout	0.1	3.8	3.5
Growth Equity	—	0.7	0.7
Real Estate	—	31.5	29.9
Other	—	12.6	13.1
Total Equity Method Limited Liability Investments	94.6	219.2	204.0

Alternative Energy Partnership Investments	31.5	54.4	21.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	69.6	125.8	118.3
Senior Debt	18.4	30.0	33.9
Distressed Debt	22.0	34.5	31.8
Secondary Transactions	6.2	4.0	4.2
Hedge Funds	—	78.7	71.6
Leveraged Buyout	7.0	33.8	30.7
Other	0.9	2.2	1.5
Total Reported as Other Equity Interests at Fair Value	124.1	309.0	292.0
Reported as Other Equity Interests at Modified Cost:
Other	0.2	11.6	15.7
Total Reported as Other Equity Interests at Modified Cost	0.2	11.6	15.7
Total Investments in Limited Liability Companies and Limited Partnerships	$250.4	$594.2	$533.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:
1) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
2) Net Realized Gains on Sales of Investments;
3) Impairment Losses;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Debt Extinguishment, Pension and Other Charges; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss).
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Impairment Losses related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Net Income	$123.2	$97.5	$122.3	$126.1	$64.0
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	41.2	57.8	35.7	56.6	(93.1)
Net Realized Gains on Sales of Investments	10.9	(0.1)	7.9	9.3	13.0
Impairment Losses	(3.2)	0.4	(0.8)	(5.5)	(9.5)
Acquisition Related Transaction, Integration and Other Costs	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)
Debt Extinguishment, Pension and Other Charges	—	(50.6)	—	—	—
Adjusted Consolidated Net Operating Income (Loss)	$87.2	$105.8	$90.9	$79.2	$162.9
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Per Unrestricted Share‐basic. A reconciliation of Net Income Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended
(Unaudited)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Net Income Per Unrestricted Share	$1.88	$1.49	$1.87	$1.93	$0.96
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	0.63	0.87	0.54	0.87	(1.40)
Net Realized Gains on Sales of Investments	0.17	—	0.12	0.14	0.19
Impairment Losses	(0.05)	0.01	(0.01)	(0.08)	(0.14)
Acquisition Related Transaction and Integration Costs	(0.20)	(0.24)	(0.17)	(0.21)	(0.14)
Debt Extinguishment, Pension and Other Charges	—	(0.77)	—	—	—
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.33	$1.62	$1.39	$1.21	$2.45
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.